Exhibit 99.2
BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2021							2022							% Change		FX Impact(b)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$7,010	$7,388	$14,398	$7,296	$21,694	$7,520	$29,214	$7,694	$8,268	$15,962	$7,941	$23,903	$7,925	$31,828	5%	9%	—	—
International	3,899	4,124	8,023	4,052	12,075	4,244	16,319	3,727	3,427	7,154	3,062	10,216	3,281	13,497	(22)%	(17)%	(9)%	(9)%
Other(a)	164	191	355	276	631	221	852	227	192	419	215	634	200	834	(10)%	(2)%	—	—
Total	$11,073	$11,703	$22,776	$11,624	$34,400	$11,985	$46,385	$11,648	$11,887	$23,535	$11,218	$34,753	$11,406	$46,159	(5)%	—	(4)%	(3)%

% of Revenues	2021							2022
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
United States	63.3%	63.1%	63.2%	62.8%	63.1%	62.7%	63.0%	66.1%	69.6%	67.8%	70.8%	68.8%	69.5%	69.0%
International	35.3%	35.3%	35.2%	34.9%	35.1%	35.4%	35.1%	32.0%	28.8%	30.4%	27.3%	29.4%	28.8%	29.2%
Other(a)	1.4%	1.6%	1.6%	2.3%	1.8%	1.9%	1.9%	1.9%	1.6%	1.8%	1.9%	1.8%	1.7%	1.8%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
(a)    Other revenues include royalties and alliance-related revenues for products not sold by our regional commercial organizations.
(b)    Foreign exchange impacts were derived by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results.

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2021							2022							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$10,798	$11,405	$22,203	$11,243	$33,446	$11,609	$45,055	$11,308	$11,485	$22,793	$10,813	$33,606	$11,065	$44,671	(5)%	(1)%
Alliance and other revenues	275	298	573	381	954	376	1,330	340	402	742	405	1,147	341	1,488	(9)%	12%
Total Revenues	11,073	11,703	22,776	11,624	34,400	11,985	46,385	11,648	11,887	23,535	11,218	34,753	11,406	46,159	(5)%	—

Cost of products sold(a)	2,841	2,452	5,293	2,291	7,584	2,356	9,940	2,471	2,720	5,191	2,353	7,544	2,593	10,137	10%	2%
Marketing, selling and administrative	1,666	1,882	3,548	1,788	5,336	2,354	7,690	1,831	1,787	3,618	1,930	5,548	2,266	7,814	(4)%	2%
Research and development(b)	2,219	2,478	4,697	2,980	7,677	2,518	10,195	2,260	2,321	4,581	2,418	6,999	2,510	9,509	—	(7)%
Acquired IPRD(b)	6	793	799	271	1,070	89	1,159	333	400	733	30	763	52	815	(42)%	(30)%
Amortization of acquired intangible assets	2,513	2,547	5,060	2,546	7,606	2,417	10,023	2,417	2,417	4,834	2,418	7,252	2,343	9,595	(3)%	(4)%
Other (income)/expense, net	(702)	(2)	(704)	(409)	(1,113)	393	(720)	649	284	933	(140)	793	(217)	576	**	**
Total Expenses	8,543	10,150	18,693	9,467	28,160	10,127	38,287	9,961	9,929	19,890	9,009	28,899	9,547	38,446	(6)%	—

Earnings before income taxes	2,530	1,553	4,083	2,157	6,240	1,858	8,098	1,687	1,958	3,645	2,209	5,854	1,859	7,713	—	(5)%
Provision/(benefit) for income taxes	501	492	993	605	1,598	(514)	1,084	404	529	933	601	1,534	(166)	1,368	(68)%	26%
Net Earnings	2,029	1,061	3,090	1,552	4,642	2,372	7,014	1,283	1,429	2,712	1,608	4,320	2,025	6,345	(15)%	(10)%
Noncontrolling interest	8	6	14	6	20	—	20	5	8	13	2	15	3	18	N/A	(10)%
Net Earnings Attributable to BMS	$2,021	$1,055	$3,076	$1,546	$4,622	$2,372	$6,994	$1,278	$1,421	$2,699	$1,606	$4,305	$2,022	$6,327	(15)%	(10)%

Diluted earnings per common share*	$0.89	$0.47	$1.36	$0.69	$2.05	$1.07	$3.12	$0.59	$0.66	$1.25	$0.75	$2.00	$0.95	$2.95	(11)%	(5)%
Weighted-average common shares outstanding - diluted	2,265	2,252	2,258	2,243	2,253	2,219	2,245	2,164	2,149	2,157	2,148	2,154	2,124	2,146
Dividends declared per common share	$0.49	$0.49	$0.98	$0.49	$1.47	$0.54	$2.01	$0.54	$0.54	$1.08	$0.54	$1.62	$0.57	$2.19	6%	9%

	2021							2022
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross margin	74.3%	79.0%	76.8%	80.3%	78.0%	80.3%	78.6%	78.8%	77.1%	77.9%	79.0%	78.3%	77.3%	78.0%
Other Ratios
Effective tax rate	19.8%	31.7%	24.3%	28.0%	25.6%	(27.7)%	13.4%	23.9%	27.0%	25.6%	27.2%	26.2%	(8.9)%	17.7%

Other (income)/expense, net	2021							2022							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense(c)	$353	$330	$683	$328	$1,011	$323	$1,334	$326	$313	$639	$299	$938	$294	$1,232	(9)%	(8)%
Royalties and licensing income	(232)	(253)	(485)	(265)	(750)	(317)	(1,067)	(306)	(287)	(593)	(374)	(967)	(316)	(1,283)	—	20%
Royalty income - divestiture	(135)	(152)	(287)	(160)	(447)	(219)	(666)	(171)	(221)	(392)	(205)	(597)	(235)	(832)	7%	25%
Equity investment losses/(income)	(601)	(148)	(749)	(465)	(1,214)	469	(745)	644	308	952	14	966	(165)	801	**	**
Integration expenses	141	152	293	141	434	130	564	105	124	229	114	343	97	440	(25)%	(22)%
Loss/(gain) on debt redemption	281	—	281	—	281	—	281	275	(9)	266	—	266	—	266	N/A	(5)%
Divestiture (gains)/losses	—	(11)	(11)	2	(9)	—	(9)	(211)	—	(211)	—	(211)	—	(211)	N/A	**
Investment income	(9)	(12)	(21)	(12)	(33)	(6)	(39)	(10)	(27)	(37)	(52)	(89)	(82)	(171)	**	**
Litigation and other settlements	(8)	44	36	13	49	33	82	(37)	25	(12)	44	32	146	178	**	**
Provision for restructuring	45	78	123	27	150	19	169	23	20	43	17	60	15	75	(21)%	(56)%
Contingent consideration	(510)	—	(510)	—	(510)	(32)	(542)	1	—	1	—	1	(10)	(9)	(69)%	(98)%
Other	(27)	(30)	(57)	(18)	(75)	(7)	(82)	10	38	48	3	51	39	90	**	**
Other (income)/expense, net	$(702)	$(2)	$(704)	$(409)	$(1,113)	$393	$(720)	$649	$284	$933	$(140)	$793	$(217)	$576	**	**
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
**    In excess of +/- 100%.
(a)    Excludes amortization of acquired intangible assets.
(b)    Research and development charges resulting from upfront or contingent milestone payments in connection with asset acquisitions or licensing of third-party intellectual property rights have been reclassified to the Acquired IPRD line item beginning with the first quarter of 2022. Prior period results have been revised for comparability.
(c)    Includes amortization of purchase price adjustments to Celgene debt.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED DECEMBER 31, 2022
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2022	2021	$ Change	% Change	Favorable/(Unfavorable) FX Impact $*	2022 Excluding FX	Favorable/(Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$11,406	$11,985	$(579)	(5)%	$(410)	$11,816	(4)%	(1)%
Gross profit	8,813	9,629	(816)	(8)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	8,886	9,629	(743)	(8)%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	77.9%	80.3%

Marketing, selling and administrative	2,266	2,354	(88)	(4)%	70	2,336	3%	(1)%
Marketing, selling and administrative excluding specified items(a)	2,266	2,352	(86)	(4)%	70	2,336	3%	(1)%

Marketing, selling and administrative excluding specified items as a % of revenues	19.9%	19.6%

Research and development	2,510	2,518	(8)	—	28	2,538	1%	1%
Research and development excluding specified items(a)	2,510	2,518	(8)	—	28	2,538	1%	1%

Research and development excluding specified items as a % of revenues	22.0%	21.0%

YEAR-TO-DATE	2022	2021	$ Change	% Change	Favorable/(Unfavorable) FX Impact $*	2022 Excluding FX	Favorable/(Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$46,159	$46,385	$(226)	—	$(1,464)	$47,623	(3)%	3%
Gross profit	36,022	36,445	(423)	(1)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	36,378	37,048	(670)	(2)%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	78.8%	79.9%

Marketing, selling and administrative	7,814	7,690	124	2%	207	8,021	2%	4%
Marketing, selling and administrative excluding specified items(a)	7,735	7,687	48	1%	207	7,942	2%	3%

Marketing, selling and administrative excluding specified items as a % of revenues	16.8%	16.6%

Research and development	9,509	10,195	(686)	(7)%	102	9,611	1%	(6)%
Research and development excluding specified items(a)	9,201	9,352	(151)	(2)%	102	9,303	1%	(1)%

Research and development excluding specified items as a % of revenues	19.9%	20.2%
*    Foreign exchange impacts were derived by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results.
(a)    Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2021							2022							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
In-Line Products
Eliquis	$2,886	$2,792	$5,678	$2,413	$8,091	$2,671	$10,762	$3,211	$3,235	$6,446	$2,655	$9,101	$2,688	$11,789	$17	$1,027	1%	10%
Opdivo	1,720	1,910	3,630	1,905	5,535	1,988	7,523	1,923	2,063	3,986	2,047	6,033	2,216	8,249	228	726	11%	10%
Pomalyst/Imnovid	773	854	1,627	851	2,478	854	3,332	826	908	1,734	886	2,620	877	3,497	23	165	3%	5%
Orencia	758	814	1,572	870	2,442	864	3,306	792	876	1,668	883	2,551	913	3,464	49	158	6%	5%
Sprycel	470	541	1,011	551	1,562	555	2,117	483	544	1,027	560	1,587	578	2,165	23	48	4%	2%
Yervoy	456	510	966	515	1,481	545	2,026	515	525	1,040	523	1,563	568	2,131	23	105	4%	5%
Empliciti	85	86	171	82	253	81	334	75	77	152	73	225	71	296	(10)	(38)	(12)%	(11)%
Mature and other products(a)	506	473	979	480	1,459	441	1,900	462	435	897	441	1,338	411	1,749	(30)	(151)	(7)%	(8)%
Total In-Line Products	7,654	7,980	15,634	7,667	23,301	7,999	31,300	8,287	8,663	16,950	8,068	25,018	$8,322	33,340	323	2,040	4%	7%
New Product Portfolio
Reblozyl	112	128	240	160	400	151	551	156	172	328	190	518	199	717	48	166	32%	30%
Abecma	—	24	24	71	95	69	164	67	89	156	107	263	125	388	56	224	81%	**
Opdualag	—	—	—	—	—	—	—	6	58	64	84	148	104	252	104	252	N/A	N/A
Zeposia	18	28	46	40	86	48	134	36	66	102	69	171	79	250	31	116	65%	87%
Breyanzi	—	17	17	30	47	40	87	44	39	83	44	127	55	182	15	95	38%	**
Onureg	15	12	27	21	48	25	73	23	32	55	32	87	37	124	12	51	48%	70%
Inrebic	16	16	32	22	54	20	74	18	23	41	21	62	23	85	3	11	15%	15%
Camzyos	—	—	—	—	—	—	—	—	3	3	5	8	16	24	16	24	N/A	N/A
Sotyktu	—	—	—	—	—	—	—	—	—	—	1	1	7	8	7	8	N/A	N/A
Total New Product Portfolio	161	225	386	344	730	353	1,083	350	482	832	553	1,385	645	2,030	292	947	83%	87%
Total In-Line Products and New Product Portfolio	7,815	8,205	16,020	8,011	24,031	8,352	32,383	8,637	9,145	17,782	8,621	26,403	8,967	35,370	615	2,987	7%	9%
Recent LOE Products(b)
Revlimid	2,944	3,202	6,146	3,347	9,493	3,328	12,821	2,797	2,501	5,298	2,420	7,718	2,260	9,978	(1,068)	(2,843)	(32)%	(22)%
Abraxane	314	296	610	266	876	305	1,181	214	241	455	177	632	179	811	(126)	(370)	(41)%	(31)%
Total Recent LOE Products	3,258	3,498	6,756	3,613	10,369	3,633	14,002	3,011	2,742	5,753	2,597	8,350	2,439	10,789	(1,194)	(3,213)	(33)%	(23)%

Total	$11,073	$11,703	$22,776	$11,624	$34,400	$11,985	$46,385	$11,648	$11,887	$23,535	$11,218	$34,753	$11,406	$46,159	$(579)	$(226)	(5)%	—
**    In excess of +/- 100%.
(a)    Includes OTC products, royalty revenue and other mature products.
(b)    Recent LOE products include products with significant expected decline in revenue from a prior reporting period as a result of a loss of exclusivity.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
FOREIGN EXCHANGE IMPACT (%)
(Unaudited)

	Three Months Ended December 31, 2022			Twelve Months Ended December 31, 2022
	Revenue Change %	Favorable/ (Unfavorable) FX Impact % *	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact % *	Revenue Change % Excluding FX
In-Line Products
Eliquis	1%	(5)%	6%	10%	(4)%	14%
Opdivo	11%	(5)%	16%	10%	(4)%	14%
Pomalyst/Imnovid	3%	(3)%	6%	5%	(3)%	8%
Orencia	6%	(3)%	9%	5%	(3)%	8%
Sprycel	4%	(4)%	8%	2%	(4)%	6%
Yervoy	4%	(5)%	9%	5%	(5)%	10%
Empliciti	(12)%	(5)%	(7)%	(11)%	(4)%	(7)%
Mature and other products(a)	(7)%	(5)%	(2)%	(8)%	(3)%	(5)%
Total In-Line Products	4%	(5)%	9%	7%	(4)%	11%
New Product Portfolio
Reblozyl	32%	(2)%	34%	30%	(2)%	32%
Abecma	81%	(6)%	87%	**	**	**
Opdualag	N/A	N/A	N/A	N/A	N/A	N/A
Zeposia	65%	(4)%	69%	87%	(6)%	93%
Breyanzi	38%	(10)%	48%	**	**	**
Onureg	48%	(4)%	52%	70%	(4)%	74%
Inrebic	15%	—	15%	15%	(1)%	16%
Camzyos	N/A	N/A	N/A	N/A	N/A	N/A
Sotyktu	N/A	N/A	N/A	N/A	N/A	N/A
Total New Product Portfolio	83%	(4)%	87%	87%	(5)%	92%
Total In-Line Products and New Product Portfolio	7%	(5)%	12%	9%	(4)%	13%
Recent LOE Products(b)
Revlimid	(32)%	(1)%	(31)%	(22)%	(1)%	(21)%
Abraxane	(41)%	(2)%	(39)%	(31)%	(1)%	(30)%
Total Recent LOE Products	(33)%	(1)%	(32)%	(23)%	(1)%	(22)%

Total	(5)%	(4)%	(1)%	—	(3)%	3%
*    Foreign exchange impacts were derived by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results.
**    In excess of +/- 100%.
(a)    Includes over-the-counter (OTC) products, royalty revenue and other mature products.
(b)    Recent LOE products include products with significant expected decline in revenue from a prior reporting period as a result of a loss of exclusivity.

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2021							2022							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
In-Line Products
Eliquis	$1,923	$1,722	$3,645	$1,315	$4,960	$1,496	$6,456	$2,147	$2,192	$4,339	$1,729	$6,068	$1,718	$7,786	15%	21%
Opdivo	944	1,076	2,020	1,062	3,082	1,120	4,202	1,099	1,205	2,304	1,243	3,547	1,265	4,812	13%	15%
Pomalyst/Imnovid	512	567	1,079	586	1,665	584	2,249	557	616	1,173	640	1,813	625	2,438	7%	8%
Orencia	536	593	1,129	644	1,773	637	2,410	592	654	1,246	682	1,928	710	2,638	11%	9%
Sprycel	275	325	600	346	946	351	1,297	305	372	677	402	1,079	418	1,497	19%	15%
Yervoy	294	328	622	313	935	330	1,265	311	326	637	322	959	345	1,304	5%	3%
Empliciti	51	51	102	48	150	50	200	47	47	94	47	141	44	185	(12)%	(8)%
Mature and other products(a)	152	130	282	152	434	146	580	133	147	280	144	424	141	565	(3)%	(3)%
Total In-Line Products	4,687	4,792	9,479	4,466	13,945	4,714	18,659	5,191	5,559	10,750	5,209	15,959	5,266	21,225	12%	14%
New Product Portfolio
Reblozyl	98	110	208	147	355	130	485	134	144	278	156	434	157	591	21%	22%
Abecma	—	24	24	67	91	67	158	56	72	128	75	203	94	297	40%	88%
Opdualag	—	—	—	—	—	—	—	6	58	64	84	148	104	252	N/A	N/A
Zeposia	13	20	33	32	65	34	99	21	48	69	50	119	58	177	71%	79%
Breyanzi	—	17	17	29	46	38	84	41	33	74	35	109	42	151	11%	80%
Onureg	14	12	26	21	47	22	69	19	25	44	24	68	27	95	23%	38%
Inrebic	15	15	30	20	50	17	67	15	20	35	17	52	17	69	—	3%
Camzyos	—	—	—	—	—	—	—	—	3	3	5	8	16	24	N/A	N/A
Sotyktu	—	—	—	—	—	—	—	—	—	—	1	1	7	8	N/A	N/A
Total New Product Portfolio	140	198	338	316	654	308	962	292	403	695	447	1,142	522	1,664	69%	73%
Total In-Line Products and New Product Portfolio	4,827	4,990	9,817	4,782	14,599	5,022	19,621	5,483	5,962	11,445	5,656	17,101	5,788	22,889	15%	17%
Recent LOE Products(b)
Revlimid	1,958	2,164	4,122	2,303	6,425	2,270	8,695	2,038	2,130	4,168	2,170	6,338	2,021	8,359	(11)%	(4)%
Abraxane	225	234	459	211	670	228	898	173	176	349	115	464	116	580	(49)%	(35)%
Total Recent LOE Products	2,183	2,398	4,581	2,514	7,095	2,498	9,593	2,211	2,306	4,517	2,285	6,802	2,137	8,939	(14)%	(7)%

Total(c)	$7,010	$7,388	$14,398	$7,296	$21,694	$7,520	$29,214	$7,694	$8,268	$15,962	$7,941	$23,903	$7,925	$31,828	5%	9%
**    In excess of +/- 100%.
(a)    Includes OTC products, royalty revenue and other mature products.
(b)    Recent LOE Products include products with significant expected decline in revenue from a prior reporting period as a result of a loss of exclusivity.
(c)    Includes Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2021							2022							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
In-Line Products
Eliquis	$963	$1,070	$2,033	$1,098	$3,131	$1,175	$4,306	$1,064	$1,043	$2,107	$926	$3,033	$970	$4,003	(17)%	(7)%
Opdivo	776	834	1,610	843	2,453	868	3,321	824	858	1,682	804	2,486	951	3,437	10%	3%
Pomalyst/Imnovid	261	287	548	265	813	270	1,083	269	292	561	246	807	252	1,059	(7)%	(2)%
Orencia	222	221	443	226	669	227	896	200	222	422	201	623	203	826	(11)%	(8)%
Sprycel	195	216	411	205	616	204	820	178	172	350	158	508	160	668	(22)%	(19)%
Yervoy	162	182	344	202	546	215	761	204	199	403	201	604	223	827	4%	9%
Empliciti	34	35	69	34	103	31	134	28	30	58	26	84	27	111	(13)%	(17)%
Mature and other products(a)	354	343	697	328	1,025	295	1,320	329	288	617	297	914	270	1,184	(8)%	(10)%
Total In-Line Products	2,967	3,188	6,155	3,201	9,356	3,285	12,641	3,096	3,104	6,200	2,859	9,059	$3,056	$12,115	(7)%	(4)%
New Product Portfolio
Reblozyl	14	18	32	13	45	21	66	22	28	50	34	84	42	126	100%	91%
Abecma	—	—	—	4	4	2	6	11	17	28	32	60	31	91	**	**
Zeposia	5	8	13	8	21	14	35	15	18	33	19	52	21	73	50%	**
Breyanzi	—	—	—	1	1	2	3	3	6	9	9	18	13	31	**	**
Onureg	1	—	1	—	1	3	4	4	7	11	8	19	10	29	**	**
Inrebic	1	1	2	2	4	3	7	3	3	6	4	10	6	16	100%	**
Total New Product Portfolio	21	27	48	28	76	45	121	58	79	137	106	243	123	366	**	**
Total In-Line Products and New Product Portfolio	2,988	3,215	6,203	3,229	9,432	3,330	12,762	3,154	3,183	6,337	2,965	9,302	3,179	12,481	(5)%	(2)%
Recent LOE Products(b)
Revlimid	986	1,038	2,024	1,044	3,068	1,058	4,126	759	371	1,130	250	1,380	239	1,619	(77)%	(61)%
Abraxane	89	62	151	55	206	77	283	41	65	106	62	168	63	231	(18)%	(18)%
Total Recent LOE Products	1,075	1,100	2,175	1,099	3,274	1,135	4,409	800	436	1,236	312	1,548	302	1,850	(73)%	(58)%

Total	$4,063	$4,315	$8,378	$4,328	$12,706	$4,465	$17,171	$3,954	$3,619	$7,573	$3,277	$10,850	$3,481	$14,331	(22)%	(17)%
**    In excess of +/- 100%.
(a)    Includes OTC products, royalty revenue and other mature products.
(b)    Recent LOE products include products with significant expected decline in revenue from a prior reporting period as a result of a loss of market exclusivity.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
FOREIGN EXCHANGE IMPACT (%)
(Unaudited)

	Three Months Ended December 31, 2022			Twelve Months Ended December 31, 2022
	Revenue Change %	Favorable/ (Unfavorable) FX Impact % *	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact % *	Revenue Change % Excluding FX
In-Line Products
Eliquis	(17)%	(11)%	(6)%	(7)%	(11)%	4%
Opdivo	10%	(10)%	20%	3%	(11)%	14%
Pomalyst/Imnovid	(7)%	(11)%	4%	(2)%	(10)%	8%
Orencia	(11)%	(13)%	2%	(8)%	(11)%	3%
Sprycel	(22)%	(12)%	(10)%	(19)%	(11)%	(8)%
Yervoy	4%	(13)%	17%	9%	(12)%	21%
Empliciti	(13)%	(13)%	—	(17)%	(12)%	(5)%
Mature and other products(a)	(8)%	(8)%	—	(10)%	(5)%	(5)%
Total In-Line Products	(7)%	(11)%	4%	(4)%	(10)%	6%
New Product Portfolio
Reblozyl	100%	(14)%	**	91%	(18)%	**
Abecma	**	**	**	**	**	**
Zeposia	50%	(14)%	64%	**	**	**
Breyanzi	**	**	**	**	**	**
Onureg	**	**	**	**	**	**
Inrebic	100%	—	100%	**	**	**
Total New Product Portfolio	**	**	**	**	**	**
Total In-Line Products and New Product Portfolio	(5)%	(12)%	7%	(2)%	(10)%	8%
Recent LOE Products(b)
Revlimid	(77)%	(2)%	(75)%	(61)%	(4)%	(57)%
Abraxane	(18)%	(8)%	(10)%	(18)%	(5)%	(13)%
Total Recent LOE Products	(73)%	(3)%	(70)%	(58)%	(3)%	(55)%

Total	(22)%	(9)%	(13)%	(17)%	(9)%	(8)%
*    Foreign exchange impacts were derived by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results.
**    In excess of +/- 100%.
(a)    Includes over-the-counter (OTC) products, royalty revenue and other mature products.
(b)    Recent LOE products include products with significant expected decline in revenue from a prior reporting period as a result of a loss of exclusivity.

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2021(a)							2022
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Inventory purchase price accounting adjustments	$79	$88	$167	$97	$264	$—	$264	$52	$102	$154	$86	$240	$53	$293
Intangible asset impairment	315	—	315	—	315	—	315	—	—	—	—	—	—	—
Site exit and other costs	23	1	24	—	24	—	24	—	43	43	—	43	20	63
Cost of products sold	417	89	506	97	603	—	603	52	145	197	86	283	73	356

Employee compensation charges	—	1	1	—	1	—	1	—	—	—	73	73	—	73
Site exit and other costs	(1)	—	(1)	1	—	2	2	2	4	6	—	6	—	6
Marketing, selling and administrative	(1)	1	—	1	1	2	3	2	4	6	73	79	—	79

IPRD impairments	—	230	230	610	840	—	840	40	—	40	58	98	—	98
Inventory purchase price accounting adjustments	—	—	—	1	1	—	1	87	21	108	22	130	—	130
Employee compensation charges	1	—	1	—	1	—	1	—	—	—	80	80	—	80
Site exit and other costs	—	—	—	1	1	—	1	—	—	—	—	—	—	—
Research and development	1	230	231	612	843	—	843	127	21	148	160	308	—	308

Amortization of acquired intangible assets	2,513	2,547	5,060	2,546	7,606	2,417	10,023	2,417	2,417	4,834	2,418	7,252	2,343	9,595

Interest expense(b)	(34)	(28)	(62)	(29)	(91)	(29)	(120)	(27)	(21)	(48)	(18)	(66)	(17)	(83)
Equity investment (income)/losses	(608)	(154)	(762)	(465)	(1,227)	469	(758)	643	307	950	12	962	(163)	799
Integration expenses	141	152	293	141	434	130	564	105	124	229	114	343	97	440
Loss/(gain) on debt redemption	281	—	281	—	281	—	281	275	(9)	266	—	266	—	266
Divestiture (gains)/losses	—	(11)	(11)	2	(9)	—	(9)	(211)	—	(211)	—	(211)	—	(211)
Litigation and other settlements	—	—	—	—	—	—	—	(40)	—	(40)	36	(4)	144	140
Provision for restructuring	45	78	123	27	150	19	169	23	20	43	17	60	15	75
Contingent consideration	(510)	—	(510)	—	(510)	(32)	(542)	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	42	42	28	70	1	71
Other (income)/expense, net	(685)	37	(648)	(324)	(972)	557	(415)	768	463	1,231	189	1,420	77	1,497

Increase to pretax income	2,245	2,904	5,149	2,932	8,081	2,976	11,057	3,366	3,050	6,416	2,926	9,342	2,493	11,835

Income taxes on items above	(303)	(292)	(595)	(137)	(732)	(261)	(993)	(398)	(321)	(719)	(268)	(987)	(345)	(1,332)
Income tax reserve release attributed to Mead Johnson	—	—	—	—	—	—	—	—	—	—	—	—	(225)	(225)
Income taxes attributed to internal transfers of certain assets	—	—	—	—	—	(983)	(983)	—	—	—	—	—	(72)	(72)
Income taxes	(303)	(292)	(595)	(137)	(732)	(1,244)	(1,976)	(398)	(321)	(719)	(268)	(987)	(642)	(1,629)

Increase to net earnings	$1,942	$2,612	$4,554	$2,795	$7,349	$1,732	$9,081	$2,968	$2,729	$5,697	$2,658	$8,355	$1,851	$10,206
(a)    Revised to exclude significant R&D charges or other income resulting from up-front and contingent milestone payments in connection with asset acquisitions or licensing of third-party intellectual property rights (including related income tax impacts).
(b)    Includes amortization of purchase price adjustments to Celgene debt.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2021							2022
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$8,232	$9,251	$17,483	$9,333	$26,816	$9,629	$36,445	$9,177	$9,167	$18,344	$8,865	$27,209	$8,813	$36,022
Specified items(a)	417	89	506	97	603	—	603	52	145	197	86	283	73	356
Gross profit excluding specified items	8,649	9,340	17,989	9,430	27,419	9,629	37,048	9,229	9,312	18,541	8,951	27,492	8,886	36,378

Marketing, selling and administrative	1,666	1,882	3,548	1,788	5,336	2,354	7,690	1,831	1,787	3,618	1,930	5,548	2,266	7,814
Specified items(a)	1	(1)	—	(1)	(1)	(2)	(3)	(2)	(4)	(6)	(73)	(79)	—	(79)
Marketing, selling and administrative excluding specified items	1,667	1,881	3,548	1,787	5,335	2,352	7,687	1,829	1,783	3,612	1,857	5,469	2,266	7,735

Research and development	2,219	2,478	4,697	2,980	7,677	2,518	10,195	2,260	2,321	4,581	2,418	6,999	2,510	9,509
Specified items(a)	(1)	(230)	(231)	(612)	(843)	—	(843)	(127)	(21)	(148)	(160)	(308)	—	(308)
Research and development excluding specified items	2,218	2,248	4,466	2,368	6,834	2,518	9,352	2,133	2,300	4,433	2,258	6,691	2,510	9,201

Amortization of acquired intangible assets	2,513	2,547	5,060	2,546	7,606	2,417	10,023	2,417	2,417	4,834	2,418	7,252	2,343	9,595
Specified items(a)	(2,513)	(2,547)	(5,060)	(2,546)	(7,606)	(2,417)	(10,023)	(2,417)	(2,417)	(4,834)	(2,418)	(7,252)	(2,343)	(9,595)
Amortization of acquired intangible assets excluding specified items	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Other (income)/expense, net	(702)	(2)	(704)	(409)	(1,113)	393	(720)	649	284	933	(140)	793	(217)	576
Specified items(a)	685	(37)	648	324	972	(557)	415	(768)	(463)	(1,231)	(189)	(1,420)	(77)	(1,497)
Other (income)/expense, net excluding specified items	(17)	(39)	(56)	(85)	(141)	(164)	(305)	(119)	(179)	(298)	(329)	(627)	(294)	(921)
(a)    Refer to the Specified Items schedule for further details. For a description of Non-GAAP financial information, see Bristol Myers Squibb "Use of non-GAAP Financial Information" herein.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars and shares in millions except per share data)

	2021							2022
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Earnings before income taxes	$2,530	$1,553	$4,083	$2,157	$6,240	$1,858	$8,098	$1,687	$1,958	$3,645	$2,209	$5,854	$1,859	$7,713
Specified items(a)	2,245	2,904	5,149	2,932	8,081	2,976	11,057	3,366	3,050	6,416	2,926	9,342	2,493	11,835
Earnings before income taxes excluding specified items	4,775	4,457	9,232	5,089	14,321	4,834	19,155	5,053	5,008	10,061	5,135	15,196	4,352	19,548

Provision/(benefit) for income taxes	501	492	993	605	1,598	(514)	1,084	404	529	933	601	1,534	(166)	1,368
Income taxes on specified items(a)	303	292	595	137	732	261	993	398	321	719	268	987	345	1,332
Income tax reserve release attributed to Mead Johnson(a)	—	—	—	—	—	—	—	—	—	—	—	—	225	225
Income taxes attributed to internal transfer of certain assets(a)	—	—	—	—	—	983	983	—	—	—	—	—	72	72
Provision for income taxes excluding tax on specified items, income tax reserve release attributed to Mead Johnson and income taxes attributed to internal transfer of certain assets	804	784	1,588	742	2,330	730	3,060	802	850	1,652	869	2,521	476	2,997

Net earnings attributable to BMS used for diluted EPS calculation - GAAP	2,021	1,055	3,076	1,546	4,622	2,372	6,994	1,278	1,421	2,699	1,606	4,305	2,022	6,327
Specified items(a)	1,942	2,612	4,554	2,795	7,349	1,732	9,081	2,968	2,729	5,697	2,658	8,355	1,851	10,206
Net earnings attributable to BMS used for diluted EPS calculation excluding specified items - non-GAAP	3,963	3,667	7,630	4,341	11,971	4,104	16,075	4,246	4,150	8,396	4,264	12,660	3,873	16,533

Weighted-average common shares outstanding - diluted-GAAP	2,265	2,252	2,258	2,243	2,253	2,219	2,245	2,164	2,149	2,157	2,148	2,154	2,124	2,146
Weighted-average common shares outstanding - diluted-non-GAAP	2,265	2,252	2,258	2,243	2,253	2,219	2,245	2,164	2,149	2,157	2,148	2,154	2,124	2,146

Diluted earnings per share - GAAP*	$0.89	$0.47	$1.36	$0.69	$2.05	$1.07	$3.12	$0.59	$0.66	$1.25	$0.75	$2.00	$0.95	$2.95
Diluted earnings per share attributable to specified items(a)	0.85	1.16	2.02	1.24	3.26	0.77	4.04	1.37	1.27	2.64	1.24	3.88	0.87	4.75
Diluted earnings per share - non-GAAP*	$1.74	$1.63	$3.38	$1.93	$5.31	$1.84	$7.16	$1.96	$1.93	$3.89	$1.99	$5.88	$1.82	$7.70

Effective tax rate	19.8%	31.7%	24.3%	28.0%	25.6%	(27.7)%	13.4%	23.9%	27.0%	25.6%	27.2%	26.2%	(8.9)%	17.7%
Specified items(a)	(3.0)%	(14.1)%	(7.1)%	(13.4)%	(9.3)%	42.8%	2.6%	(8.0)%	(10.0)%	(9.2)%	(10.3)%	(9.6)%	19.8%	(2.4)%
Effective tax rate excluding specified items	16.8%	17.6%	17.2%	14.6%	16.3%	15.1%	16.0%	15.9%	17.0%	16.4%	16.9%	16.6%	10.9%	15.3%
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
(a)    Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate. For a description of Non-GAAP financial information, see Bristol Myers Squibb "Use of non-GAAP Financial Information" herein.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Cash and cash equivalents	$10,982	$11,024	$13,540	$13,979	$12,369	$10,750	$7,734	$9,123
Marketable debt securities - current	1,948	1,946	2,123	2,987	2,599	2,478	1,293	130
Marketable debt securities - non-current	288	143	46	—	—	—	—	—
Cash, Cash Equivalents and Marketable Debt Securities	13,218	13,113	15,709	16,966	14,968	13,228	9,027	9,253

Short-term debt obligations	(1,777)	(2,655)	(5,065)	(4,948)	(7,522)	(4,953)	(2,132)	(4,264)
Long-term debt	(44,505)	(42,503)	(39,677)	(39,605)	(37,450)	(37,107)	(36,966)	(35,056)
Net Debt Position	$(33,064)	$(32,045)	$(29,033)	$(27,587)	$(30,004)	$(28,832)	$(30,071)	$(30,067)

BRISTOL-MYERS SQUIBB COMPANY
2023 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2023
	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$4.03 to $4.33
Projected Specified Items:
Purchase price accounting adjustments(a)	4.26	0.44	3.82
Acquisition, restructuring and integration expenses(b)	0.13	0.03	0.10
Total	4.39	0.47	3.92
Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$7.95 to $8.25
(a)    Includes amortization of acquired intangible assets, unwind of inventory purchase price adjustments and amortization of fair value adjustments of debt assumed from Celgene.
(b)    Includes acquisition-related restructuring and integration expenses recognized primarily in Other (income)/expense, net.

The following table summarizes the company's 2023 financial guidance:
Line item	GAAP	Non-GAAP
Total reported revenues	~ 2% increase	~ 2% increase
Total revenues Ex-FX(c)	~ 2% increase	~ 2% increase
Revlimid	~ $6.5 billion	~ $6.5 billion

Gross margin	~ 77%	~ 77%
Operating expenses(d)	Mid single-digit decline	Low single-digit decline
Effective tax rate	~ 22%	~ 17%
(c)    Ex-FX excludes the impact of foreign exchange calculated by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our prior-period results.
(d)    Operating expenses consist of Marketing, selling and administrative expenses and Research and development expenses, excluding Acquired IPRD expenses.

The GAAP financial results for the full year of 2023 will include specified items, including purchase price accounting adjustments, acquisition and integration expenses, charges associated with restructuring, downsizing and streamlining worldwide operations, impairment of intangible assets, loss on debt redemption, divestiture gains or losses and equity investment (including fair value adjustments attributed to limited partnership equity method investments) and Turning Point related charges, among other items. The 2023 financial guidance excludes the impact of any potential future strategic acquisitions and divestitures and any specified items that have not yet been identified and quantified. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol Myers Squibb Reports Fourth Quarter and Full Year Financial Results for 2022 on February 2, 2023, including “2023 Financial Guidance” and “Use of non-GAAP Financial Information” therein.

BRISTOL-MYERS SQUIBB COMPANY
USE OF NON-GAAP FINANCIAL INFORMATION

In discussing financial results and guidance, the company refers to financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The non-GAAP financial measures are provided as supplemental information to the financial measures presented in this supplementary information to the earnings release that are calculated and presented in accordance with GAAP and are presented because management has evaluated the company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the company’s baseline performance, supplement or enhance management, analysts and investors overall understanding of the company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. In addition, non-GAAP gross margin, which is gross profit excluding certain specified items as a percentage of revenues, non-GAAP operating margin, which is gross profit less marketing, selling and administrative expense and research and development expense excluding certain specified items as a percentage of revenues, non-GAAP operating expenses, which is marketing, selling and administrative and research and development expenses excluding certain specified items, non-GAAP marketing, selling and administrative expenses, which is marketing, selling and administrative expense excluding certain specified items, and non-GAAP research and development expenses, which is research and development expenses excluding certain specified items, are relevant and useful for investors because they allow investors to view performance in a manner similar to the method used by our management and make it easier for investors, analysts and peers to compare our operating performance to other companies in our industry and to compare our year-over-year results.

This supplementary information to the earnings release also provides certain revenues and expenses as well as non-GAAP measures excluding the impact of foreign exchange (“Ex-Fx”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-Fx financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results.

Non-GAAP financial measures such as non-GAAP earnings and related EPS information, are adjusted to exclude certain costs, expenses, gains and losses and other specified items that are evaluated on an individual basis after considering their quantitative and qualitative aspects and typically have one or more of the following characteristics, such as being highly variable, difficult to project, unusual in nature, significant to the results of a particular period or not indicative of past or future operating results. These items are excluded from non-GAAP earnings and related EPS information because the company believes they neither relate to the ordinary course of the company’s business nor reflect the company’s underlying business performance. Similar charges or gains were recognized in prior periods and will likely reoccur in future periods, including amortization of acquired intangible assets, including product rights that generate a significant portion of our ongoing revenue and will recur until the intangible assets are fully amortized, unwind of inventory purchase price adjustments, acquisition and integration expenses, restructuring costs, accelerated depreciation and impairment of property, plant and equipment and intangible assets, divestiture gains or losses, stock compensation resulting from acquisition-related equity awards, pension, legal and other contractual settlement charges, equity investment and contingent value rights fair value adjustments (including fair value adjustments attributed to limited partnership equity method investments) and amortization of fair value adjustments of debt acquired from Celgene in our 2019 exchange offer, among other items. Certain other significant tax items are also excluded such as the impact resulting from the release of income tax reserves related to the Mead Johnson split-off transaction, internal transfers of certain assets to streamline our legal entity structure subsequent to the Celgene acquisition. Deferred and current income taxes attributed to these items are also adjusted for considering their individual impact to the overall tax expense, deductibility and jurisdictional tax rates.

Beginning with the first quarter of 2022, significant R&D charges or other income resulting from upfront or contingent milestone payments in connection with asset acquisitions or licensing of third-party intellectual property rights are no longer excluded from our non-GAAP financial measures. We made these changes to our presentation of non-GAAP financial measures following comments from and discussions with the U.S. Securities and Exchange Commission. For purposes of comparability, the non-GAAP financial measures for the prior periods have been updated to reflect this change.

Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related financial measures presented in the press release that are prepared in accordance with GAAP and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

Reconciliations of the non-GAAP financial measures to the most comparable GAAP measures are provided in the accompanying financial tables and will also be available on the company's website at www.bms.com Within the accompanying financial tables presented, certain columns and rows may not add due to the use of rounded numbers. Percentages and earnings per share amounts presented are calculated from the underlying amounts.

Also note that a reconciliation of forward-looking non-GAAP gross margin, non-GAAP operating expenses and non-GAAP tax rate is not provided because comparable GAAP measures for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not able to reliably predict the impact of the unwind of inventory purchase price adjustments, accelerated depreciation and impairment of property, plant and equipment and intangible assets, and stock compensation resulting from acquisition-related equity awards, or currency exchange rates beyond the next twelve months. In addition, the company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results.